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                                                                   EXHIBIT 24.1

                               POWER OF ATTORNEY

    KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Alexandre Balkanski and James G. Burke, jointly and severally, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any amendments to this Registration Statement on Form S-8, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

    Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

       Signature                         Title                        Date
--------------------------   ---------------------------------   --------------


/S/  DONALD VALENTINE        Chairman of the Board              January 13, 1997
-------------------------
Donald Valentine

/S/  ALEXANDRE BALKANSKI     President, Chief Executive Officer,
------------------------     and Director (PRINCIPAL EXECUTIVE
Alexandre Balkanski          OFFICER)                           January 13, 1997

                             Vice President of Finance and
/S/  JAMES G. BURKE          Administration, Chief Financial    January 13, 1997
--------------------------   Officer and Secretary (PRINCIPAL
James G. Burke               FINANCIAL AND ACCOUNTING OFFICER)


/S/  WILLIAM O'MEARA         Director                           January 13, 1997
--------------------------
William O'Meara


/S/   BARYN FUTA             Director                           January 13, 1997
--------------------------
Baryn Futa


/S/   T. J. RODGERS          Director                           January 13, 1997
--------------------------
T. J. Rodgers


                             Director
--------------------------
Gregorio Reyes